UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2021

REPAY HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38531	98-1496050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 West Paces Ferry Road

Suite 200

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 504-7472

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2021, the Board of Directors (the “Board”) of Repay Holdings Corporation (the “Company”) appointed Emnet Rios as a director of the Company, effective January 1, 2022.

Ms. Rios has over 20 years of experience in the financial services and technology industries leading the Finance, HR and Operations functions for enterprise, early stage and hyper-growth organizations. Her track record includes driving significant capital raising, M&A, restructuring and change management initiatives. She is currently chief financial and chief operating officer of Digital Asset, which designs and delivers distributed ledger technology products for the financial services, healthcare, supply chain and insurance industries. Previously, Ms. Rios spent over 10 years at NatWest (formerly The Royal Bank of Scotland) and began her career at IBM.

As a non-employee director of the Company, Ms. Rios is eligible to participate in the Company’s compensation arrangements for non-employee directors, as described in the Company’s annual proxy statement filed with the Securities and Exchange Commission on July 9, 2021.  On January 1, 2022, she will receive an initial annual equity award of restricted stock units valued at $170,000.

There is no arrangement or understanding between Ms. Rios and any other person pursuant to which she was selected as a director of the Company. Additionally, there is no family relationship between any director or executive officer of the Company and Ms. Rios. There are no transactions to which the Company is or was a participant and in which Ms. Rios has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

On December 6, 2021, the Company issued a press release announcing the appointment of Ms. Rios to the Board. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 6, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation

Dated: December 7, 2021	By:	/s/ Tyler B. Dempsey
Tyler B. Dempsey
General Counsel